UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012 (May 30, 2012)

Mediware Information Systems, Inc.

(Exact name of registrant as specified in its charter)

New York	1-10768	11-2209324
(State or Other Jurisdiction	(Commission File Number)	(I.R.S.Employer
of Incorporation)		Identification No.)

11711 West 79th Street, Lenexa, KS	66214
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On May 30, 2012, John Damgaard, the Company’s Chief Operating Officer, notified the Company’s Chief Executive Officer of his resignation from the Company effective September 7, 2012.

ITEM 7.01	Regulation FD Disclosure.
On June 1, 2012, the Company issued a press release announcing the resignation of John Damgaard as Chief Operating Officer of the Company. The press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 99.1	Press Release of Mediware Information Systems, Inc., dated June 1, 2012, announcing the resignation of John Damgaard as Chief Operating Officer of Mediware Information Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC.

Date: June 1, 2012	By:	/s/ T. Kelly Mann
T. Kelly Mann
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release of Mediware Information Systems, Inc., dated June 1, 2012, announcing the resignation of John Damgaard as Chief Operating Officer of Mediware Information Systems, Inc